Exhibit 99.2

Investor Presentation Frontier Communications ©This document contains proprietary and/or confidential information. This document is intended only for the party to whom it is presented and copying and re - distribution are strictly prohibited. December 17, 2013

Safe Harbor Statement

Forward-Looking Language

This document contains forward-looking statements that are subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied in the financial statements. Statements that are not historical facts are forward-looking statements made pursuant to the safe harbor provisions of The Private Securities Litigation Reform Act of 1995. Words such as "believe," "anticipate," "expect" and similar expressions are intended to identify forward-looking statements. Forward-looking statements (including oral representations) are only predictions or statements of current plans, which we review continuously. Forward-looking statements may differ from actual future results due to, but not limited to, and our future results may be materially affected by, the following potential risks or uncertainties. You should understand that it is not possible to predict or identify all potential risks or uncertainties. We note the following as a partial list: the effects of greater than anticipated competition from cable, wireless and other wireline carriers that could require us to implement new pricing, marketing strategies or new product or service offerings and the risk that we will not respond on a timely or profitable basis; reductions in the number of our voice customers that we cannot offset with increases in broadband subscribers and sales of other products and services; our ability to complete the acquisition of the Connecticut operations from AT&T; the failure to obtain, delays in obtaining or adverse conditions contained in any required regulatory approvals for the AT&T transaction; the ability to successfully integrate the AT&T operations into Frontier's existing operations; the effects of increased expenses due to activities related to the AT&T transaction; the ability to migrate AT&T's Connecticut operations from AT&T owned and operated systems and processes to Frontier owned and operated systems and processes successfully; the risk that the growth opportunities and cost savings from the AT&T transaction may not be fully realized or may take longer to realize than expected; the sufficiency of the assets to be acquired from AT&T to enable us to operate the acquired business; disruption from the AT&T transaction making it more difficult to maintain relationships with existing customers or suppliers; our ability to maintain relationships with customers, employees or suppliers; the effects of ongoing changes in the regulation of the communications industry as a result of federal and state legislation and regulation, or changes in the enforcement or interpretation of such legislation and regulation; the effects of any unfavorable outcome with respect to any current or future legal, governmental or regulatory proceedings, audits or disputes; the effects of changes in the availability of federal and state universal service funding or other subsidies to us and our competitors; our ability to adjust successfully to changes in the communications industry and to implement strategies for growth; continued reductions in switched access revenues as a result of regulation, competition or technology substitutions; our ability to effectively manage service quality in our territories and meet mandated service quality metrics; our ability to successfully introduce new product offerings, including our ability to offer bundled service packages on terms that are both profitable to us and attractive to customers; the effects of changes in accounting policies or practices adopted voluntarily or as required by generally accepted accounting principles or regulations; our ability to effectively manage our operations, operating expenses and capital expenditures, and to repay, reduce or refinance our debt; the effects of changes in both general and local economic conditions on the markets that we serve, which can affect demand for our products and services, customer purchasing decisions, collectability of revenues and required levels of capital expenditures related to new construction of residences and businesses; the effects of technological changes and competition on our capital expenditures, products and service offerings, including the lack of assurance that our network improvements in speed and capacity will be sufficient to meet or exceed the capabilities and quality of competing networks; the effects of increased medical (including as a result of the impact of the Patient Protection and Affordable Care Act), pension and postemployment expenses, such as retiree medical and severance costs, and related funding requirements; the effects of changes in income tax rates, tax laws, regulations or rulings, or federal or state tax assessments; our ability to successfully renegotiate union contracts; changes in pension plan assumptions and/or the value of our pension plan assets, which could require us to make increased contributions to the pension plan in 2014 and beyond; the effects of economic downturns, including customer bankruptcies and home foreclosures, which could result in difficulty in collection of revenues and loss of customers; adverse changes in the credit markets or in the ratings given to our debt securities by nationally accredited ratings organizations, which could limit or restrict the availability, or increase the cost, of financing; our cash flow from operations, amount of capital expenditures, debt service requirements, cash paid for income taxes and liquidity may affect our payment of dividends on our common shares; the effects of state regulatory cash management practices that could limit our ability to transfer cash among our subsidiaries or dividend funds up to the parent company; and the effects of severe weather events such as hurricanes, tornadoes, ice storms or other natural or man-made disasters. These and other uncertainties related to our business are described in greater detail in our filings with the Securities and Exchange Commission, including our reports on Forms 10-K and 10-Q, and the foregoing information should be read in conjunction with these filings. We undertake no obligation to publicly update or revise any forward-looking statements or to make any other forward-looking statement, whether as a result of new information, future events or otherwise unless required to do so by securities laws.

frontier You can't get BS from a buffalo.™
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Transaction Overview and Terms 3 Description Structure Acquisition of AT&T’s wireline business in the state of Connecticut Broadband, Voice, Video (U - verse & DBS) Consideration Valuation Financing Approvals Closing Stock purchase $2.0 billion 4.8x 2014E Pro Forma Day 1 EBITDA Frontier to use existing cash and fully committed debt financing to fund transaction Hart Scott Rodino FCC and certain state and local regulatory agencies 100% cash Estimated Q3 - Q4 2014 ¹ Excludes certain AT&T allocated costs not transferring to Frontier 1

Business Overview 4 Business Overview AT&T’s local wireline business serving residential, business, and carrier/wholesale customers in Connecticut Residential high - speed broadband service, voice service and video service Business communications services, including broadband, internet, and voice services, as well as wholesale services to other carriers 2014E Revenue ($M) $1,251 2014E Pro Forma Day 1 EBITDA ($M) $413 State Population (000s) 1 3,590 State Households (000s) 1 1,360 % Rural or Light Suburban 48% Voice Connections 2 >900,000 Broadband Connections 2 >400,000 U - verse Video Connections 2 Approximately 180,000 Key Statistics 1 U.S. Census Bureau 2 As of 9/30/2013

Strategic acquisition on attractive terms $2 billion transaction value 4.8x 2014E Pro Forma Day 1 EBITDA 1 Reinforces sustainability of dividend and enhances shareholder value Free Cash Flow per share accretive in first full year 1 Improves dividend payout ratio in first full year 1 Aligns with Frontier’s core competencies High quality asset with well - built/maintained network 96% broadband coverage; 42% U - verse coverage Conversion “flash cut” at closing Scale enhances strategic and operational flexibility Adding 1.36M households on top of Frontier’s base Significant revenue and cash flow added to the base business Key Transaction Highlights 5 1 Excludes certain AT&T allocated costs not transferring to Frontier

Estimated $125m of cost synergies over and above $75m of AT&T allocated costs being eliminated on Day 1 = $200m total savings Delivered 130% of projected cost reductions in our last transaction Investing an estimated $225 - $275m for integration in 2014 - 2015 to ensure a seamless transition Manageable integration: one State Successful “flash cut” West Virginia conversion at close in 2010 Strategic Rationale 6 Buying a Core Business Where We Are Headquartered Frontier’s corporate headquarters has been in Connecticut since 1946 More than 200 Frontier employees already engaged in the local Connecticut community We have the field operations bench strength to operate the state Rural heritage and extensive experience in mid - size cities Our workforce is 100% U.S. - based This Transaction Creates Value Attractive purchase price multiple of 4.8x 2014E Pro Forma Day 1 EBITDA 1 Free Cash Flow per share accretion in the first year 1 Meaningfully improves the D ividend P ayout Ratio 1 All - debt financing eliminates any potential share dilution We Have Done This Before 1 Excludes certain AT&T allocated costs not transferring to Frontier

7 Business meets our operating criteria… Rural Profile Complementary Footprint Attractive Demographics Upside for Organic Growth Leverage Scale Economies 48% rural or light suburban Urban markets have had significant network upgrades to enable U - verse NY, CT, PA as new Northeast Region HQ located in the State 4th highest state family income level in the U.S. of $97K 89% high school graduates; 36% received college bachelor’s degrees or higher Approximately 30% of population are Baby Boomers Opportunity for revenue increase per customer & product penetration Small/medium business opportunities Common support functions including General/Admin, Network, IT, Billing, Customer Service, Procurement

8 …and our Acquisition Criteria Target Size Improves Dividend Payout Ratio Complexity of Target Operations Capital Investment Large enough for integration efforts and material revenue and cash flow 1.36M households in this new market 1 Payout ratio improvement estimated to be over five percentage points beginning in first full year Same business we are in No non - strategic assets to divest Well - maintained network 96% broadband coverage; 42% U - verse coverage Great strategic opportunity today for delivering value to shareholders Strong Free Cash Flow Accretion Free cash flow per share accretion in first full year 2 … …with early line of sight on meaningful / achievable cost reductions 1 U.S. Census Bureau 2 Excludes certain AT&T allocated costs not transferring to Frontier

Substantial Cost Reduction & Revenue Opportunities 9 Revenue Opportunity Frontier market approach improves critical customer metrics Residential customers Broadband market share; speed tiers Frontier Secure Commercial business accounts Video penetration Cost Eliminations & Synergies Administrative services Procurement Information systems Network Finance & accounting ~$125M of annual run - rate synergies by year three, in addition to $75m of eliminated AT&T allocated costs on day 1 Total synergies of $200m

Connecticut Complements Frontier’s Existing Operations 10 Frontier’s New Northeast Region Connecticut Addressable Base (in thousands) 1 State Population 3,590 State Households 1,360 Rural 48% 2011 Median Household income $97K Average age ~40 High School Degree ~89% Bachelor Degree and above ~36% Voice Connections > 900,000 Broadband Connections > 400,000 U - verse Video Connections Approx. 180,000 Est . U - verse Video availability (% of Living Units) 42.0% Wire Centers (total) 127 1 Demographic data from U.S. Census Bureau

Frontier Will Provide a Unique Customer Experience 11 Innovative Marketing Programs Broad Spectrum of Products and Services Delivering a “Connected Customer” Experience Big company Advantages, Small Company Feel Local General Manager Structure Unique Local Engagement Exceptional Service Levels Leverage Frontier’s Best Practices Simple Double Play & Triple Play Bundles Good, Better, Best Choices for Data, Voice, Video Frontier Secure Stand - alone Broadband WiFi Multi - year Price Guarantees No Contracts; No Hidden Fees Alternate Channels Community Connections Take The Lead Referrals

12 Strong cost synergy delivery Streamlined products and services Competitive Engagement “Competitively Fit” – aggressive & flexible; local engagement Engagement to reinvigorate the market potential for residential and business customers Market share, new products, broadband revenue, lower churn Consistently strong EBITDA margins Continuous achievement of cost reduction initiatives What You Can Expect From Us

Integration 13 Proven track record of successfully integrating acquired properties Achieved 130% of cost reduction target in the Verizon acquisition Successful “flash cut” conversion of West Virginia in 2010 Success in converting billing systems Consolidated 7 billing systems into one over the past 7 years, converting 6M access lines Current Frontier billing and operating systems are scalable to absorb this acquisition Framework for successful integration Frontier has the scale, scope, people and experience to absorb these operations Conversion, Culture Integration and Go - to - Market Playbook Estimated opex and capex integration costs of ~$225 - 275m in 2014/2015

14 $1,251 $413 $125 $538 2014E Revenue Pro Forma Adjusted Day 1 EBITDA Additional Run - Rate Cost Synergies by End Of Year 3 2014E EBITDA with Run - Rate Cost Synergies Frontier has significantly over - delivered on synergy targets on all past acquisitions Substantial Cost Savings, Beginning Day 1 Implies 4.8x purchase multiple Implies 3.7x purchase multiple 1 1 Excludes certain AT&T allocated costs not transferring to Frontier

Key Frontier Pro Forma Financial Characteristics 15 $4,814 $1,251 $6,065 Stand - alone (LTM 9/30/13) CT Revenue (2014E) Pro Forma $661 $147 $808 Stand - alone CT Capex Pro Forma $2,242 $413 $2,655 $125 $2,780 Stand - alone (LTM 9/30/13) CT Pro Forma Day 1 EBITDA (2014E) Day 1 Pro Forma Incremental Synergies Pro Forma with Run - Rate Synergies Revenue ($mm) 1 Note: FTR figures based on the last 12 months ended September 30, 2013; CT based off of FY 2014E 1 Excludes certain AT&T allocated costs not transferring to Frontier Capital Expenditures ($mm) EBITDA ($mm)

Sustainability of the Dividend with Strong Financial Profile 16 Attractive debt financing environment Substantial revenue, EBITDA and free cash flow added to Frontier’s share base No ownership dilution for shareholders Accretive to free cash flow in the first full year Increases Leveraged Free Cash Flow per share Improves the Dividend Payout Ratio Expected impact reflects fully loaded transition and integration costs Modest and manageable increase in leverage at close Estimated 0.4x increase in Net Debt/EBITDA at closing Cash flow remains strong; as indicated, no foreseeable refinancing requirements until 2016/2017

Transaction Timeline 17 Deliverables Expected Timing Public Market Debt Financing Q2 – Q3 2014 Connecticut System Conversion Final State and FCC Approvals Q3 – Q4 2014 Announce Transaction December 17, 2013 Q2 – Q4 2014

Summary 18 Connecticut is a manageable acquisition and is identical to the business that we operate today Contributes strong revenue and cash flow generating assets to our portfolio Sustains our dividend and meaningfully enhances shareholder value